UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21881

Oppenheimer Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 9/30/2018

Item 1. Reports to Stockholders.

Semiannual Report	9/30/2018

*Effective October 15, 2018, the Fund will be renamed Oppenheimer Municipal Fund

An Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it has entered into an agreement whereby Invesco Ltd., a global investment management company, will acquire OppenheimerFunds, Inc. As of the date of this report, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Index
6-Month	1.55%	-3.27%	0.72%
1-Year	2.38	-2.48	0.35
5-Year	4.75	3.73	3.54
10-Year	5.63	5.12	4.75

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

3      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Fund Performance Discussion

Oppenheimer Rochester Minnesota Municipal Fund once again generated high levels of tax-free income during the most recent reporting period. As of September 30, 2018, the Class A shares provided a distribution yield at net asset value (NAV) of 3.70% and was ranked second in Lipper’s Minnesota Municipal Debt Funds category, trailing only this Fund’s Y shares. The Class A shares had a 6-month cumulative return of 1.55% at NAV, which was more than twice the return of its benchmark, the Bloomberg Barclays Municipal Index. Tax-free income comprised 100% of this Fund’s total return this reporting period.

MARKET OVERVIEW

The first quarter-point increase of this reporting period was announced after the FOMC’s June 2018 meeting. The rate was also raised in September 2018 to the range of 2.00% to 2.25%. The FOMC was unanimous in its September decision and cited strength in the labor market, economy, household spending, and business investment. The latest forecasts by the Fed’s governors indicate an expectation of five additional rate increases by December 31, 2020, including at least one more rate increase by year-end.

The target range, which was set to the range of zero to 0.25% between December 2008 and December 2015, has had eight increases

The average distribution yield in Lipper’s Minnesota Municipal Debt Funds category was 2.64% at the end of this reporting period. At 3.70%, the distribution yield at NAV for this Fund’s Class A shares was 106 basis points higher than the category average.

of 0.25 percentage points to date. The Fed’s efforts to “normalize” its balance sheet, which began in October 2017 with reductions of $10 billion a month, continued throughout this reporting period. The Fed has said that

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	3.70%
Dividend Yield with sales charge	3.53
Standardized Yield	2.65
Taxable Equivalent Yield	5.00
Last distribution (9/25/18)	$0.039
Total distributions (4/1/18 to 9/30/18)	$0.234

Endnotes for this discussion begin on page 10 of this report.

4      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

it expects reductions to reach $50 billion a month by year-end 2018.

During this reporting period, the muni market’s reactions to the Fed’s announcements did not appear to be especially significant or lasting.

The top federal income tax rate for 2018 was lowered to 37%, from 39.6%. Although it had been targeted for elimination, the federal tax exemption on the net investment income generated by muni bonds and muni bond funds remained intact. Additionally, this income will continue to be exempt from the 3.8% tax on unearned income that applies to the income generated by investments in other asset classes.

At the end of this reporting period, the ICE BofA Merrill Lynch AAA Municipal Securities Index – the AAA subset of the broader ICE BofA Merrill Lynch US Municipal Securities Index – yielded 2.64%, 24 basis points higher than at the reporting period’s outset.

The high-grade muni yield curve as a whole rose during this reporting period, with the biggest yield increases occurring for bonds with 1- or 2-year maturities. The Treasury curve continued to flatten this reporting period, giving investors in government securities fewer incentives to purchase longer-maturity bonds; a flatter curve typically reflects an expectation of rising rates. The rise in the Treasury curve was much greater at the short end of the curve. The muni yield curve, though steeper than the Treasury curve, also flattened during this reporting period. As a result of the changes in the two yield curves, 30-year AAA-rated munis continued to be considered cheap to 30-year Treasuries as of September 30, 2018.

For the most part, Treasury yields were nominally higher than the yields on AAA-rated munis with comparable maturities as of September 30, 2018. Nonetheless, the after-tax income generated by a AAA-rated muni with a maturity of 10 years would match or exceed the after-tax income generated by a 10-year Treasury security for any taxpayer with a combined federal and state tax rate of 15% or more. The yield on the 30-year Treasury was slightly lower than the yield on a 30-year AAA-rated muni at the end of this reporting period, meaning that every taxpayer would earn more on an after-tax basis by investing in the muni versus the Treasury. Treasury bonds are backed by the full faith and credit of the U.S. government, while municipal securities are exempt from federal income taxes and, where applicable, state and local income taxes as well.

This reporting period was also characterized by credit spread tightening, which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds decreases. As credit spreads tighten, investments in lower-rated and unrated securities typically outperform municipal securities with higher credit ratings.

In late May 2018, Gov. Mark Dayton signed a major pension reform package that will

5      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

benefit nearly 700,000 public employees and retirees across the state including teachers, firefighters, judges, pilots, and other state and local government personnel. The Minnesota House and Senate unanimously passed the legislation in a rare moment of agreement between the governor and the state’s lawmakers. The overhaul will immediately reduce unfunded pension liabilities by $3.4 billion and put the North Star State on a more stable path.

Minneapolis came to market in May 2018 with $74 million competitive general obligation (G.O.) bonds and raised its $15 million cap on individual city projects. Proceeds from the G.O. sale will finance capital spending and pay off the city’s share of the 2016 Target Center project.

S&P Global Ratings (S&P) restored its top rating to Minnesota G.O.s in July 2018, just ahead of a $619 million competitive sale to fund capital projects. The AAA status was lost in 2011 as the state was working to reduce budget gaps; the state currently has nearly $2 billion in reserves, a flourishing economy, and moderate debt levels.

As of September 30, 2018, Minnesota’s G.O. bonds also held top ratings from Moody’s Investors Service and Fitch Ratings. G.O.s are backed by the full faith and taxing authority of the state or local government that issues them.

The Commonwealth of Puerto Rico remained in the headlines throughout this reporting period. As of September 30, 2018, the Fund held less than 2% of assets in a diversified basket of Puerto Rico securities. On or before October 15, 2018, the Fund will not hold nor invest in any bonds issued by the Commonwealth of Puerto Rico or any other U.S. territory or possession. On that date, the Fund will be renamed, becoming Oppenheimer Municipal Fund, and various prospectus changes will become effective.

FUND PERFORMANCE

Oppenheimer Rochester Minnesota Municipal Fund held more than 170 securities as of September 30, 2018. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s dividend trend this reporting period demonstrates the power a yield-driven approach can have amid challenging market conditions. This Fund’s Class A dividend remained steady at 3.9 cents per share throughout this reporting period. In all, the Fund distributed 23.4 cents per Class A share this reporting period.

Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions.

Eight of the Fund’s 10 largest sectors were among the 10 strongest contributors to positive performance this reporting period.

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The Fund’s total return this reporting period was primarily driven by its holdings in the sales tax sector, the Fund’s fifteenth largest sector. Debt-service payments on securities in this sector, which represents less than 1% of the Fund’s assets and holds several bonds in Puerto Rico, are paid using the issuing municipality’s sales tax revenue.

Large sectors ranked among the Fund’s 10 strongest sectors for the reporting period also included its largest sector, higher education, as well as the hospital/healthcare, education, multifamily housing, electric utilities, tax increment financing (TIFs), adult living facilities, and municipal lease sectors.

Research-based security selection continued to be a factor in the strong performance of these sectors. The higher education sector, the Fund’s ninth biggest contributor to total return this reporting period, and the hospital/healthcare sector, the Fund’s second largest sector and its sixth best contributor to performance, include many investment-grade securities. As of September 30, 2018, the higher education sector included a small investment (less than one-quarter of 1% of assets) in bonds issued in Puerto Rico. Bonds in the education sector, the Fund’s third largest sector and the second biggest contributor to performance this reporting period, primarily finance the infrastructure needs of a variety of charter schools around the state. The multifamily housing sector was the fifth largest sector and the fifth best performing sector at the end of the reporting period. The securities in this sector continued to provide competitive levels of tax-free income this reporting period. We believe that the Fund’s carefully selected holdings in this housing sector are likely to bring benefit to investors over the long term. The electric utilities sector, the Fund’s sixth largest as of September 30, 2018, was the seventh strongest contributor to performance this reporting period. The Fund was invested in one small bond (less than one-quarter of 1% of assets) issued by Puerto Rico’s electric utility’s authority (PREPA) at the end of the reporting period. Securities in the adult living facilities sector, the Fund’s fourth strongest contributor to performance, finance various projects at senior living centers and tend to perform well in densely populated geographies with strong real estate values and in more rural areas with stable home prices. The sector was the Fund’s seventh largest as of September 30, 2018. The municipal leases sector, which consists of securities backed by the proceeds of lease arrangements entered into by state and local governments, was the Fund’s tenth largest sector as of September 30, 2018; the sector was also the tenth best contributor to the Fund’s total return this reporting period.

Marine/aviation facilities, the Fund’s eleventh largest sector, was the only detractor this reporting period. The sector, which includes many securities backed by valuable collateral, reduced the Fund’s performance very slightly (by less than one-hundredth of a percentage point).

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In aggregate, the Fund’s investments in securities issued in the Commonwealth of Puerto Rico represented less than 2% of assets as of September 30, 2018 and contributed positively to the Fund’s total return this reporting period. The securities are exempt from federal, state, and local income taxes, and the Fund’s holdings included securities from many different sectors.

A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

INVESTMENT STRATEGY

The Oppenheimer Municipal Fund Management Team focuses exclusively on municipal bonds, and this Fund invests primarily in investment-grade municipal securities. For the reporting period ended September 30, 2018, the Fund was allowed to invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets was measured at the time of purchase as is the credit quality of

Michael Camarella, CFA Vice President and Senior Portfolio Manager

the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings.

Effective October 15, 2018, Oppenheimer Rochester Minnesota Municipal Fund will be renamed Oppenheimer Municipal Fund and will become a national fund. The net investment income generated by the Fund will be exempt from federal personal income taxes; investors in this Fund (and in other national funds) may be able to deduct a portion of the net investment income from their state and local taxes as well in amounts that will be reported after year-end. The Fund’s threshold for below-investment-grade debt will be lowered to 15%; this percentage and the credit quality of the securities will continued to be measured at the time of purchase. Also effective October 15, new limits, including limits to state and sector holdings, will be added to the Fund’s prospectus. The Fund will not invest in any territory debt. Complete details can be found in the prospectus dated October 15, 2018.

Charlie Pulire, CFA Vice President and Senior Portfolio Manager

Effective October 15, 2018, Michael Camarella and Charlie Pulire have been named portfolio managers of the Fund. With support as needed from the Oppenheimer Municipal Fund Management Team, Michael and Charlie will continue to adhere to a consistent investment approach based on the belief that tax-free yield can help investors achieve their long-term financial objectives even when market conditions fluctuate. The Fund will not be managed based on predictions of interest rate changes.

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Top Holdings and Allocations

TOP TEN CATEGORIES

Higher Education	13.6%
Hospital/Healthcare	13.4
Education	12.1
U.S. Government Obligations	12.0
Multifamily Housing	9.1
Electric Utilities	8.2
Tax Increment Financing (TIF)	7.5
Adult Living Facilities	6.8
Government Appropriation	3.6
Municipal Leases	2.2

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2018 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Manager- Rated	Total
AAA	5.6%	3.1%	8.7%
AA	16.4	0.0	16.4
A	24.0	0.0	24.0
BBB	18.6	9.9	28.5
BB or lower	9.1	13.3	22.4
Total	73.7%	26.3%	100.0%

The percentages above are based on the market value of the securities as of September 30, 2018 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A, and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 9/30/18

	Without Sales Charge	With Sales Charge
Class A	3.70%	3.53%
Class C	3.01	N/A
Class Y	3.76	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 9/30/18

Class A	2.65%
Class C	2.03
Class Y	2.84

TAXABLE EQUIVALENT YIELDS

As of 9/30/18
Class A	5.00%
Class C	3.83
Class Y	5.36

UNSUBSIDIZED STANDARDIZED YIELDS

For the 30 Days Ended 9/30/18
Class A	2.46%
Class C	1.84
Class Y	2.84

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/18

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPAMX)	11/7/06	1.55%	2.38%	4.75%	5.63%	3.96%
Class C (OPCMX)	11/7/06	1.24	1.61	3.97	4.84	3.17
Class Y (OPYMX)	7/29/11	1.58	2.45	4.82	N/A	4.99

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/18

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPAMX)	11/7/06	-3.27%	-2.48%	3.73%	5.12%	3.53%
Class C (OPCMX)	11/7/06	0.24	0.63	3.97	4.84	3.17
Class Y (OPYMX)	7/29/11	1.58	2.45	4.82	N/A	4.99

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75% and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Index, an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. The Index is unmanaged and cannot

10      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.039 for the 28-day accrual period ended September 25, 2018. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on September 25, 2018; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class C and Y shares are annualized based on dividends of $0.0317 and $0.0396, respectively, for the 28-day accrual period ended September 25, 2018 and on the corresponding net asset values on that date.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended September 30, 2018 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended September 30, 2018. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final NAVs of the reporting period for the funds in each category. The average yield at NAV in Lipper’s Minnesota Municipal Debt Funds category is based on 47 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges, which – if included – would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2018 top federal and Minnesota tax rate of 47.01%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The ICE BofA Merrill Lynch AAA Municipal Securities index is the AAA subset of the ICE BofA Merrill Lynch US Municipal Securities Index, which tracks the performance of dollar-denominated, investment-grade, tax-exempt debt issued by U.S. states and territories and their political subdivisions; index constituents are weighted based on capitalization, and accrued interest is calculated assuming next-day settlement.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on September 30, 2018 and are

11      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges, and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During 6 Months Ended September 30, 2018
Class A	$1,000.00	$1,015.50	$5.27
Class C	1,000.00	1,012.40	9.07
Class Y	1,000.00	1,015.80	5.12

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.85	5.28
Class C	1,000.00	1,016.09	9.09
Class Y	1,000.00	1,020.00	5.13

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2018 are as follows:

Class	Expense Ratios
Class A	1.04%
Class C	1.79
Class Y	1.01

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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STATEMENT OF INVESTMENTS September 30, 2018 Unaudited

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—108.5%
Minnesota—106.9%
$290,000	Anoka County, MN Charter School[1]	5.000%	06/01/2027	$309,523
300,000	Anoka County, MN Charter School[1]	5.000	06/01/2032	320,196
25,000	Anoka County, MN Hsg. & Redevel. Authority (Premier FMC)	6.625	05/01/2030	25,570
1,000,000	Anoka County, MN Hsg. & Redevel. Authority (Woodland Park Apts.)[1]	5.000	04/01/2027	1,008,960
500,000	Anoka, MN Health Care Facility (Homestead Anoka)	7.000	11/01/2046	530,580
1,000,000	Anoka-Hennepin, MN Independent School District No. 11[1]	5.000	02/01/2034	1,098,840
250,000	Apple Valley, MN Hsg. & Health Care (Seasons at Apple Valley)	6.750	03/01/2040	266,360
10,000	Austin, MN GO1	5.000	10/01/2018	10,000
125,000	Austin, MN Hsg. & Redevel. Authority (Chauncey & Courtyard Apts.)[1]	3.000	01/01/2019	125,210
750,000	Austin, MN Hsg. & Redevel. Authority (Chauncey & Courtyard Apts.)[1]	5.000	01/01/2031	753,390
35,000	Breckenridge, MN (Catholic Health Initiatives)[1]	4.750	05/01/2034	35,005
565,000	Breckenridge, MN (Catholic Health Initiatives)[1]	5.000	05/01/2030	570,876
650,000	Brooklyn Park, MN Charter School (Athlos Leadership Academy)	5.500	07/01/2035	660,920
200,000	Brooklyn Park, MN Charter School (Prairie Seeds Academy)[1]	5.000	03/01/2034	203,836
500,000	Brooklyn Park, MN Charter School (Prairie Seeds Academy)[1]	5.000	03/01/2039	502,710
410,000	Buffalo, MN Health Care (Central Minnesota Senior Hsg.)[2]	5.375	09/01/2026	409,984
10,000	Buffalo, MN Health Care (Central Minnesota Senior Hsg.)[2]	5.500	09/01/2033	9,840
1,150,000	Central Minnesota Muni Power Agency (Brookings-Southeast Twin Cities Transmissions)[1]	5.000	01/01/2032	1,229,062
1,500,000	Central Minnesota Muni Power Agency (Brookings-Southeast Twin Cities Transmissions)[1]	5.000	01/01/2042	1,592,580
1,000,000	Chaska, MN Electric[1]	5.000	10/01/2029	1,131,450
1,000,000	Chicago, MN Hsg. & Healthcare (CDL Homes)	6.000	08/01/2043	1,070,220
200,000	Cokato, MN Senior Hsg. (Cokato Charitable Trust)	5.250	12/01/2026	195,832
105,000	Cokato, MN Senior Hsg. (Cokato Charitable Trust)	5.400	12/01/2036	100,768
750,000	Dakota County, MN Community Devel. Agency (Ebenezer Ridges Assisted Living)	5.750	11/01/2033	777,652
1,800,000	Dakota County, MN Community Devel. Agency (Sanctuary at West St. Paul)	6.000	08/01/2035	1,781,046
1,000,000	Deephaven, MN Charter School (Eagle Ridge Academy)	5.500	07/01/2043	1,143,580
1,000,000	Deephaven, MN Charter School (Eagle Ridge Academy)[1]	5.500	07/01/2050	1,050,440
500,000	Duluth, MN Hsg. & Redevel. Authority (Public Schools Academy)[1]	5.875	11/01/2040	510,400

15      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Minnesota (Continued)
$190,000	Duluth, MN Independent School District No. 709 COP[1]	4.000%	03/01/2019	$190,878
300,000	Duluth, MN Independent School District No. 709 COP[1]	5.000	03/01/2025	305,445
725,000	Duluth, MN Independent School District No. 709 COP[1]	5.000	03/01/2027	735,498
460,000	Eveleth, MN Health Care (Arrowhead Senior Living Community)[2]	5.200	10/01/2027	443,357
400,000	Fergus Falls, MN Health Care Facilities (Lake Region Healthcare)[1]	5.400	08/01/2040	400,448
500,000	Hayward, MN Hsg. & Health Care Facilities (St. John’s Lutheran Home of Alberta)	5.375	10/01/2044	519,845
300,000	Hutchinson, MN Public Utility[1]	5.000	12/01/2022	332,481
400,000	Hutchinson, MN Public Utility[1]	5.000	12/01/2025	437,308
115,000	International Falls, MN Solid Waste Disposal (Boise Cascade Corp.)	6.850	12/01/2029	114,987
250,000	Little Canada, MN Senior Hsg. (PHS/Mayfield)	6.000	12/01/2030	250,115
500,000	Maple Grove, MN Health Care Facilities (North Memorial Health Care)[1]	5.000	09/01/2031	547,940
280,000	Maple Grove, MN Health Care Facilities (North Memorial Health Care)[1]	5.000	09/01/2032	305,945
500,000	Maplewood, MN Health Care Facility (VOA Care Centers)	5.375	10/01/2024	500,245
35,000	Minneapolis & St. Paul, MN Hsg. & Redevel. Authority (CHC/CHCS Obligated Group)[1]	5.000	08/15/2034	36,561
35,000	Minneapolis & St. Paul, MN Hsg. & Redevel. Authority (CHC/CHCS Obligated Group)[1]	5.250	08/15/2035	36,858
80,000	Minneapolis & St. Paul, MN Hsg. & Redevel. Authority (TDSMH/WP/VV Obligated Group)[1]	4.625	07/20/2032	80,047
3,301	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)[1]	5.000	12/01/2038	3,306
25,356	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)[1]	5.250	12/01/2040	25,397
20,000	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)[1]	5.520	03/01/2041	20,261
8,000,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[3]	5.000	01/01/2035	8,269,800
125,000	Minneapolis, MN (Carechoice Member)	5.875	04/01/2024	123,131
1,275,000	Minneapolis, MN Charter School (Yinghua Academy)[1]	6.000	07/01/2043	1,335,295
555,000	Minneapolis, MN Community Devel. Agency (Riverside Homes of Minneapolis)[1]	6.200	09/01/2029	556,276
500,000	Minneapolis, MN Devel. (Limited Tax Supported Community Bond Fund)[1]	6.000	12/01/2040	539,145
2,000,000	Minneapolis, MN Health Care System (Fairview Health Services/RRHS/FPS Obligated Group)[1]	5.000	11/15/2044	2,182,260
10,000	Minneapolis, MN Health Care System (Fairview Health System/FSP/FSH/FRCS/RRHS/FRWHS Obligated Group)[1]	6.750	11/15/2032	10,059

16      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Minnesota (Continued)
$215,000	Minneapolis, MN Health Care System (FHSvcs/ RRHS/FPS Obligated Group)[1]	6.500%	11/15/2038	$216,208
1,175,000	Minneapolis, MN Health Care System (FHSvcs/ RRHS/FPS Obligated Group)[1]	6.500	11/15/2038	1,181,533
1,150,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)	5.400	04/01/2028	1,148,723
200,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)	5.500	04/01/2042	195,688
610,000	Minneapolis, MN Revenue (YMCA of the Greater Twin Cities)[1]	4.000	06/01/2028	645,038
165,000	Minneapolis, MN Revenue (YMCA of the Greater Twin Cities)[1]	4.000	06/01/2029	173,101
185,000	Minneapolis, MN Tax Increment (East River/ Unocal Site)	3.750	03/01/2022	184,584
100,000	Minneapolis, MN Tax Increment (East River/ Unocal Site)	4.000	03/01/2025	98,993
1,000,000	Minneapolis, MN Tax Increment (Ivy Tower)	5.000	03/01/2029	1,025,200
25,000	MN Agricultural & Economic Devel. Board (Essentia Health/ECHC Obligated Groups)[1]	5.000	02/15/2030	25,949
100,000	MN Agricultural & Economic Devel. Board (Essentia Health/ECHC Obligated Groups)[1]	5.500	02/15/2025	104,591
1,500,000	MN General Fund[1]	5.000	06/01/2038	1,645,350
2,000,000	MN General Fund[1]	5.000	06/01/2043	2,187,380
1,000,000	MN HEFA (College of St. Benedict)[1]	5.000	03/01/2037	1,089,680
875,000	MN HEFA (College of St. Scholastica)[1]	5.125	12/01/2040	887,731
1,000,000	MN HEFA (College of St. Scholastica)[1]	5.250	12/01/2035	1,026,320
150,000	MN HEFA (College of St. Scholastica)[1]	6.000	12/01/2028	155,628
500,000	MN HEFA (College of St. Scholastica)[1]	6.300	12/01/2040	517,775
1,500,000	MN HEFA (Gustavus Adolphus College)[1]	5.000	10/01/2047	1,649,280
500,000	MN HEFA (Hamline University)[1]	5.000	10/01/2029	528,315
500,000	MN HEFA (Hamline University)[1]	5.000	10/01/2040	536,765
1,000,000	MN HEFA (Hamline University)[1]	5.000	10/01/2047	1,067,870
500,000	MN HEFA (Hamline University)[1]	6.000	10/01/2032	555,590
500,000	MN HEFA (Macalester College)[1]	5.000	06/01/2035	524,835
200,000	MN HEFA (Minneapolis College of Art & Design)[1]	4.000	05/01/2025	208,322
200,000	MN HEFA (Minneapolis College of Art & Design)[1]	4.000	05/01/2026	206,504
300,000	MN HEFA (St. Catherine University)[1]	5.000	10/01/2025	330,282
280,000	MN HEFA (St. Catherine University)[1]	5.000	10/01/2026	308,263
200,000	MN HEFA (St. Catherine University)[1]	5.000	10/01/2027	220,188
85,000	MN HEFA (St. Olaf College)[1]	4.000	10/01/2026	93,092
110,000	MN HEFA (St. Olaf College)[1]	4.000	10/01/2027	119,072
1,070,000	MN HEFA (St. Olaf College)[1]	5.000	12/01/2026	1,231,549
1,000,000	MN HEFA (St. Olaf College)[1]	5.000	12/01/2030	1,135,620
500,000	MN HEFA (University of St. Thomas)[1]	5.000	04/01/2035	558,160
1,855,000	MN HFA[1]	5.000	08/01/2037	2,068,826
90,000	MN HFA (Homeownership)[1]	5.000	01/01/2031	93,649
250,000	MN HFA (Rental Hsg.)[1]	5.000	08/01/2033	262,550
1,050,000	MN HFA (Rental Hsg.)[1]	5.300	08/01/2044	1,100,431
140,000	MN HFA (Residential Hsg.)[1]	3.750	01/01/2022	146,045

17      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Minnesota (Continued)
$335,000	MN HFA (Residential Hsg.)[1,2]	3.750%	07/01/2022	$347,016
290,000	MN HFA (Residential Hsg.)[1]	5.050	07/01/2034	292,798
305,000	MN HFA (Residential Hsg.)[1]	5.100	01/01/2040	307,718
125,000	MN Municipal Power Agency[1]	5.000	10/01/2034	140,012
750,000	MN Municipal Power Agency[1]	5.250	10/01/2035	792,795
650,000	Moorhead, MN (American Crystal Sugar Company Recovery Zone Facility)[1]	5.650	06/01/2027	676,325
1,100,000	Moorhead, MN Educational Facilities (Concordia College)[1]	5.000	12/01/2033	1,211,760
1,335,000	Moorhead, MN Educational Facilities (Concordia College)[1]	5.000	12/01/2040	1,444,150
500,000	Northeast, MN Intermediate School District No. 916 COP[1]	5.000	02/01/2034	555,115
350,000	Northern MN Municipal Power Agency[1]	5.000	01/01/2031	389,966
500,000	Northwest MN Multi-County Hsg. & Redevel. Authority	5.500	07/01/2045	505,775
750,000	Oak Park Heights, MN Nursing Home (Boutwells Landing Care Center)	6.000	08/01/2036	791,310
750,000	Otter Tail County, MN (Prairie Lakes Municipal Solid Waste Authority)[1]	5.000	11/01/2030	800,242
550,000	Plato, MN Health Care Facilities (Glencoe Regional Health Services)[1]	5.000	04/01/2041	585,216
210,000	Plymouth, MN Intermediate School District No. 287[1]	4.000	05/01/2031	220,582
100,000	Plymouth, MN Intermediate School District No. 287[1]	4.000	05/01/2033	104,355
165,000	Ramsey, MN (Pact Charter School)[1]	3.500	12/01/2018	165,182
1,000,000	Ramsey, MN (Pact Charter School)[1]	5.500	12/01/2033	1,039,280
425,000	Red Wing, MN Senior Hsg. (Deer Crest)	5.000	11/01/2027	444,248
330,000	Red Wing, MN Senior Hsg. (Deer Crest)	5.000	11/01/2032	342,774
500,000	Red Wing, MN Senior Hsg. (Deer Crest)	5.000	11/01/2042	517,010
500,000	Redwood Falls, MN (Redwood Area Hospital)	5.125	12/01/2036	500,230
35,000	Rochester, MN Health Care Facilities (Mayo Clinic)[1]	5.000	11/15/2038	36,493
245,000	Rochester, MN Health Care Facilities (Olmstead Medical Center)[1]	5.000	07/01/2027	269,823
225,000	Rochester, MN Health Care Facilities (Olmstead Medical Center)[1]	5.000	07/01/2028	247,273
750,000	Rochester, MN Health Care Facilities (Olmstead Medical Center)[1]	5.875	07/01/2030	793,643
250,000	Sartell, MN Health Care & Hsg. Facilities (Country Manor Campus)	5.250	09/01/2030	269,088
825,000	Shakopee, MN Health Care Facilities (St. Francis Regional Medical Center)[1]	5.000	09/01/2034	891,025
10,000	Southern MN Municipal Power Agency[1]	5.000	01/01/2024	10,079
1,000,000	Southern MN Municipal Power Agency[1]	5.000	01/01/2033	1,124,500
750,000	Southern MN Municipal Power Agency[1]	5.250	01/01/2030	756,398
1,250,000	St. Anthony, MN Multifamily Hsg. (Landings Silver Lake Village II)	6.000	12/01/2030	1,321,463

18      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Minnesota (Continued)
$410,000	St. Cloud, MN Charter School (Stride Academy)	5.000%	04/01/2046	$242,950
15,000	St. Cloud, MN Health Care (CCHS/CCHSM/CCHSLP/StCH Obligated Group)[1]	5.125	05/01/2030	15,716
135,000	St. Cloud, MN Health Care (CCHS/CCHSM/CCHSLP/StCH Obligated Group)[1]	5.500	05/01/2039	137,751
225,000	St. Louis Park, MN EDA (Hoigaard Village)	5.000	02/01/2023	225,097
100,000	St. Louis Park, MN Health Care Facilities (HP/GHP/HPA/RH/PNHS/PNMH/PNC/PNHCP/PNMC Holdings/HIC Obligated Group)[1]	5.500	07/01/2029	102,564
3,705,000	St. Louis Park, MN Health Care Facilities (HP/GHP/HPA/RH/PNHS/PNMH/PNC/PNHCP/PNMC Holdings/HIC Obligated Group)[1]	5.750	07/01/2039	3,806,850
500,000	St. Paul, MN Hsg. & Redevel. Authority (2700 University Westgate Station)	5.250	04/01/2043	494,950
25,000	St. Paul, MN Hsg. & Redevel. Authority (Allina Health System)[1]	5.250	11/15/2028	25,909
25,000	St. Paul, MN Hsg. & Redevel. Authority (Allina Health System)	5.250	11/15/2028	25,892
600,000	St. Paul, MN Hsg. & Redevel. Authority (Bridgecreek Senior Place)	7.000	09/15/2037	600,144
265,000	St. Paul, MN Hsg. & Redevel. Authority (Emerald Gardens)	5.625	03/01/2020	270,944
1,050,000	St. Paul, MN Hsg. & Redevel. Authority (Emerald Gardens)	6.250	03/01/2025	1,070,507
300,000	St. Paul, MN Hsg. & Redevel. Authority (Great Northern Lofts)	6.250	03/01/2029	288,888
100,000	St. Paul, MN Hsg. & Redevel. Authority (Healtheast/HESJH/HEStJH/HEWH/HCS Obligated Group)	5.000	11/15/2030	116,139
1,000,000	St. Paul, MN Hsg. & Redevel. Authority (Healtheast/HESJH/HEStJH/HEWH/HCS Obligated Group)	5.000	11/15/2044	1,161,390
1,395,000	St. Paul, MN Hsg. & Redevel. Authority (Higher Ground Academy)[1]	5.125	12/01/2038	1,444,829
2,440,000	St. Paul, MN Hsg. & Redevel. Authority (HP/GHP/HPA/RH/PNHS/PNMH/PNC/PNHCP/HIC Obligated Group)[1]	5.000	07/01/2033	2,702,959
750,000	St. Paul, MN Hsg. & Redevel. Authority (Minneapolis Public Radio)[1]	5.000	12/01/2025	790,208
500,000	St. Paul, MN Hsg. & Redevel. Authority (Nova Classical Academy)[1]	4.000	09/01/2036	485,640
375,000	St. Paul, MN Hsg. & Redevel. Authority (Nova Classical Academy)[1]	6.375	09/01/2031	408,188
500,000	St. Paul, MN Hsg. & Redevel. Authority (Twin Cities Academy)[1]	5.300	07/01/2045	509,605
225,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	03/01/2021	236,266
235,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	09/01/2021	246,766

19      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Minnesota (Continued)
$140,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000%	03/01/2022	$146,789
240,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	09/01/2022	251,638
1,000,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	09/01/2026	1,038,120
935,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	03/01/2029	966,818
500,000	St. Paul, MN Hsg. & Redevel. Authority Charter School (German Immersion School)[1]	5.000	07/01/2033	510,115
1,500,000	St. Paul, MN Hsg. & Redevel. Authority Charter School (Hmong College Prep Academy)[1]	5.500	09/01/2043	1,529,850
1,300,000	St. Paul, MN Hsg. & Redevel. Authority Charter School (St. Paul City School)	5.000	07/01/2036	1,222,611
300,000	St. Paul, MN Port Authority (Amherst H Wilder Foundation)[1]	5.000	12/01/2029	312,276
75,000	St. Paul, MN Port Authority (Amherst H Wilder Foundation)[1]	5.000	12/01/2036	77,830
1,375,000	St. Paul, MN Port Authority (Regions Hospital Parking Ramp)	5.000	08/01/2036	1,377,035
200,000	St. Paul, MN Sales Tax[1]	5.000	11/01/2028	225,392
900,000	Stillwater, MN Multifamily (Orleans Homes)	5.375	02/01/2032	900,027
510,000	Stillwater, MN Multifamily (Orleans Homes)	5.500	02/01/2042	510,015
1,000,000	University of Minnesota[1]	5.000	08/01/2036	1,071,280
500,000	University of Minnesota[1]	5.000	12/01/2036	531,710
750,000	University of Minnesota[1]	5.250	12/01/2031	801,510
1,250,000	Western, MN Municipal Power Agency[1]	5.000	01/01/2040	1,381,350
210,000	Woodbury, MN Charter School (MSA Building Company)[1]	5.000	12/01/2027	222,119
220,000	Woodbury, MN Charter School (MSA Building Company)[1]	5.000	12/01/2032	230,795
				107,793,474
U.S. Possessions—1.6%
1,000,000	Puerto Rico Commonwealth GO4	5.750	07/01/2041	580,000
250,000	Puerto Rico Electric Power Authority, Series CCC[4]	5.250	07/01/2028	164,375
250,000	Puerto Rico Highway & Transportation Authority[4]	5.300	07/01/2035	151,875
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125	04/01/2032	92,000
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375	04/01/2042	90,000
90,000	Puerto Rico Sales Tax Financing Corp., Series A4	5.750	08/01/2037	44,325
500,000	Puerto Rico Sales Tax Financing Corp., Series C4	5.250	08/01/2041	246,250
500,000	Puerto Rico Sales Tax Financing Corp., Series C4	6.000	08/01/2039	246,250
				1,615,075
Total Municipal Bonds and Notes (Cost $107,560,055)				109,408,549
Total Investments, at Value (Cost $107,560,055)—108.5%				109,408,549
Net Other Assets (Liabilities)—(8.5)				(8,569,241)
Net Assets—100.0%				$100,839,308

20      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

3. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the

Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

4. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

To simplify the listings of securities, abbreviations are used per the table below:

CCHS	Centracare Health System
CCHSLP	Centracare Health Services of Long Prairie
CCHSM	Centracare Health Services of Melrose
CHC	Children’s Health Care
CHCS	Children’s Health Care Services
COP	Certificates of Participation
ECHC	Essentia Community Hospitals & Clinics
EDA	Economic Devel. Authority
FHSvcs	Fairview Health Services
FPS	Fairview Pharmacy Services
FRCS	Fairview Regional Community Services
FRWHS	Fairview Red Wing Health Services
FSH	Fairview Seminary Home
FSP	Fairview Seminary Plaza
GHP	Group Health Plan
GO	General Obligation
HCS	Healtheast Care System
HEFA	Higher Education Facilities Authority
HESJH	HealthEast St. John’s Hospital
HEStJH	Healtheast St. Joseph’s Hospital
HEWH	Healtheast Woodwinds Hospital
HFA	Housing Finance Agency
HIC	HealthPartners Insurance Company
HP	HealthPartners
HPA	HealthPartners Administrators
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
MSA	Math & Science Academy
PHS	Pinnacle Health System
PNC	Park Nicollet Clinic
PNHCP	Park Nicollet Health Care Products
PNHS	Park Nicollet Health Services
PNMH	Park Nicollet Methodist Hospital
RH	Regions Hospital
RRHS	Range Regional Health Services
StCH	St. Cloud Hospital
TDSMH	Torre De San Miguel Homes
VOA	Volunteers of America
VV	Vista Village

21      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

WP	Westminster Place
YMCA	Young Men’s Christian Assoc.

See accompanying Notes to Financial Statements.

22      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2018 Unaudited

Assets
Investments, at value (cost $107,560,055)—see accompanying statement of investments	$109,408,549
Cash	105,242
Receivables and other assets:
Interest	1,465,992
Investments sold (including $668,202 sold on a when-issued or delayed delivery basis)	1,187,802
Shares of beneficial interest sold	200
Other	38,177
Total assets	112,205,962
Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	6,000,000
Payable for borrowings (See Note 9)	4,900,000
Shares of beneficial interest redeemed	332,798
Dividends	53,268
Shareholder communications	27,527
Distribution and service plan fees	16,017
Interest expense on borrowings	6,241
Trustees’ compensation	5,049
Other	25,754
Total liabilities	11,366,654
Net Assets	$100,839,308

Composition of Net Assets
Par value of shares of beneficial interest	$7,978
Additional paid-in capital	99,447,979
Accumulated net investment income	733,077
Accumulated net realized loss on investments	(1,198,220)
Net unrealized appreciation on investments	1,848,494
Net Assets	$100,839,308

23      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $50,802,707 and 4,017,901 shares of beneficial interest outstanding)	$12.64

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$13.27

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $25,951,356 and 2,054,802 shares of beneficial interest outstanding)	$12.63

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $24,085,245 and 1,905,183 shares of beneficial interest outstanding)	$12.64

See accompanying Notes to Financial Statements.

24      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT

OF OPERATIONS For the Six Months Ended September 30, 2018 Unaudited

Investment Income
Interest	$2,437,380
Expenses
Management fees	307,337
Distribution and service plan fees:
Class A	70,339
Class B	178
Class C	139,709
Transfer and shareholder servicing agent fees:
Class A	28,347
Class B	18
Class C	13,971
Class Y	13,543
Shareholder communications:
Class A	22,591
Class B	37
Class C	12,170
Class Y	10,741
Interest expense and fees on short-term floating rate notes issued (See Note 4)	63,550
Borrowing fees	45,117
Interest expense on borrowings	28,239
Trustees’ compensation	764
Custodian fees and expenses	301
Other	33,582

Total expenses	790,534
Less waivers and reimbursements of expenses	(106,309)

Net expenses	684,225

Net Investment Income	1,753,155
Realized and Unrealized Gain (Loss)
Net realized loss on investment transactions	(1,166,171)
Net change in unrealized appreciation/depreciation on investment transactions	1,147,671
Net Increase in Net Assets Resulting from Operations	$1,734,655

See accompanying Notes to Financial Statements.

25      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018
Operations
Net investment income	$1,753,155	$4,149,328
Net realized gain (loss)	(1,166,171)	1,066,358
Net change in unrealized appreciation/depreciation	1,147,671	(1,099,558)

Net increase in net assets resulting from operations	1,734,655	4,116,128

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,048,649)	(2,451,057)
Class B	(559)	(23,911)
Class C	(410,104)	(910,850)
Class Y	(507,216)	(1,007,288)

	(1,966,528)	(4,393,106)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(9,980,567)	(12,590,487)
Class B	(210,614)	(889,478)
Class C	(3,443,387)	(3,989,918)
Class Y	(3,451,305)	6,488,171

	(17,085,873)	(10,981,712)

Net Assets
Total decrease	(17,317,746)	(11,258,690)
Beginning of period	118,157,054	129,415,744

End of period (including accumulated net investment income of $733,077 and $946,450, respectively)	$100,839,308	$118,157,054

See accompanying Notes to Financial Statements.

26      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF

CASH FLOWS For the Six Months Ended September 30, 2018 Unaudited

Cash Flows from Operating Activities
Net increase in net assets from operations	$1,734,655
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(54,993)
Proceeds from disposition of investment securities	12,391,275
Short-term investment securities, net	15,548
Premium amortization	467,915
Discount accretion	(25,314)
Net realized loss on investment transactions	1,166,171
Net change in unrealized appreciation/depreciation on investment transactions	(1,147,671)
Change in assets:
Decrease in other assets	19,469
Decrease in interest receivable	124,084
Increase in receivable for securities sold	(1,002,613)
Change in liabilities:
Decrease in other liabilities	(3,484)
Net cash provided by operating activities	13,685,042

Cash Flows from Financing Activities
Proceeds from borrowings	15,300,000
Payments on borrowings	(10,400,000)
Proceeds from shares sold	5,047,127
Payments on shares redeemed	(23,745,461)
Cash distributions paid	(78,801)
Net cash used in financing activities	(13,877,135)
Net decrease in cash	(192,093)
Cash, beginning balance	297,335
Cash, ending balance	$105,242

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $1,884,193.

Cash paid for interest on borrowings—$21,998.

Cash paid for interest on short-term floating rate notes issued—$63,550.

See accompanying Notes to Financial Statements.

27      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$12.68	$12.71	$13.12	$13.16	$12.64	$13.12
Income (loss) from investment operations:
Net investment income[1]	0.21	0.45	0.49	0.44	0.56	0.56
Net realized and unrealized gain (loss)	(0.02)	(0.01)	(0.43)	0.01	0.51	(0.54)

Total from investment operations	0.19	0.44	0.06	0.45	1.07	0.02
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.47)	(0.47)	(0.49)	(0.55)	(0.50)
Net asset value, end of period	$12.64	$12.68	$12.71	$13.12	$13.16	$12.64

Total Return, at Net Asset Value[2]	1.55%	3.49%	0.37%	3.51%	8.58%	0.35%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$50,803	$60,899	$73,607	$84,636	$81,518	$89,413
Average net assets (in thousands)	$56,445	$66,638	$81,810	$82,128	$82,896	$94,959
Ratios to average net assets:[3]
Net investment income	3.32%	3.49%	3.73%	3.40%	4.28%	4.49%
Expenses excluding specific expenses listed below	1.05%	0.98%	0.96%	0.97%	0.96%	0.98%
Interest and fees from borrowings	0.13%	0.12%	0.14%	0.25%	0.26%	0.12%
Interest and fees on short-term floating rate notes issued[4]	0.11%	0.03%	0.06%	0.04%	0.03%	0.03%

Total expenses	1.29%	1.13%	1.16%	1.26%	1.25%	1.13%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.04%	0.95%	1.00%	1.09%	1.09%	0.95%
Portfolio turnover rate	0%[5]	9%	12%	14%	13%	19%

28      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Portfolio turnover was less than 0.005%.

See accompanying Notes to Financial Statements.

29      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$12.66	$12.70	$13.11	$13.14	$12.63	$13.10
Income (loss) from investment operations:
Net investment income[1]	0.16	0.35	0.39	0.35	0.46	0.46
Net realized and unrealized gain (loss)	0.00[2]	(0.02)	(0.43)	0.01	0.50	(0.52)

Total from investment operations	0.16	0.33	(0.04)	0.36	0.96	(0.06)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.37)	(0.37)	(0.39)	(0.45)	(0.41)
Net asset value, end of period	$12.63	$12.66	$12.70	$13.11	$13.14	$12.63

Total Return, at Net Asset Value[3]	1.24%	2.65%	(0.38)%	2.83%	7.70%	(0.32)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,951	$29,457	$33,510	$37,744	$32,303	$27,930
Average net assets (in thousands)	$27,837	$31,061	$36,761	$34,412	$29,501	$31,307
Ratios to average net assets:[4]
Net investment income	2.57%	2.73%	2.99%	2.65%	3.51%	3.73%
Expenses excluding specific expenses listed below	1.81%	1.73%	1.73%	1.72%	1.72%	1.75%
Interest and fees from borrowings	0.13%	0.12%	0.14%	0.25%	0.26%	0.12%
Interest and fees on short-term floating rate notes issued[5]	0.11%	0.03%	0.06%	0.04%	0.03%	0.03%

Total expenses	2.05%	1.88%	1.93%	2.01%	2.01%	1.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.79%	1.70%	1.75%	1.84%	1.84%	1.70%
Portfolio turnover rate	0%[6]	9%	12%	14%	13%	19%

30      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6. Portfolio turnover was less than 0.005%.

See accompanying Notes to Financial Statements.

31      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$12.68	$12.71	$13.12	$13.16	$12.64	$13.12
Income (loss) from investment operations:
Net investment income[1]	0.21	0.45	0.50	0.45	0.56	0.56
Net realized and unrealized gain (loss)	(0.01)	(0.00)[2]	(0.43)	0.01	0.52	(0.53)

Total from investment operations	0.20	0.45	0.07	0.46	1.08	0.03
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	(0.48)	(0.48)	(0.50)	(0.56)	(0.51)
Net asset value, end of period	$12.64	$12.68	$12.71	$13.12	$13.16	$12.64

Total Return, at Net Asset Value[3]	1.58%	3.57%	0.45%	3.60%	8.67%	0.41%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,085	$27,590	$21,199	$18,298	$15,169	$5,807
Average net assets (in thousands)	$26,984	$26,900	$20,663	$16,327	$9,523	$4,053
Ratios to average net assets:[4]
Net investment income	3.36%	3.55%	3.81%	3.49%	4.29%	4.55%
Expenses excluding specific expenses listed below	0.80%	0.72%	0.73%	0.72%	0.71%	0.76%
Interest and fees from borrowings	0.13%	0.12%	0.14%	0.25%	0.26%	0.12%
Interest and fees on short-term floating rate notes issued[5]	0.11%	0.03%	0.06%	0.04%	0.03%	0.03%

Total expenses	1.04%	0.87%	0.93%	1.01%	1.00%	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.01%	0.87%	0.93%	1.01%	1.00%	0.91%[6]
Portfolio turnover rate	0%[7]	9%	12%	14%	13%	19%

32      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6. Waiver is less than 0.005%.

7. Portfolio turnover was less than 0.005%.

See accompanying Notes to Financial Statements.

33      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS September 30, 2018 Unaudited

1. Organization

Oppenheimer Rochester Minnesota Municipal Fund (the “Fund”), (effective October 15, 2018, the Fund will be renamed Oppenheimer Municipal Fund), is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Effective as of the close of the New York Stock Exchange (“NYSE”) on March 24, 2016 (the “Closing Date”), the Fund will no longer accept purchase orders from new investors, and shareholders of other Oppenheimer funds will no longer be able to exchange shares of other funds into the Fund. Please see the Fund’s prospectus for exceptions and additional information.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares were permitted. Reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds were permitted through May 31, 2018. Effective June 1, 2018 (the “Conversion Date”), all Class B shares converted to Class A shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have, and Class B shares had, separate distribution and/or service plans under which they pay, and Class B shares paid, fees. Class Y shares do not pay such fees. Previously issued Class B shares automatically converted to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating

34      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended March 31, 2018, including open tax years, and does not believe there are

35      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended March 31, 2018, the Fund utilized $909,797 capital loss carryforwards to offset capital gains realized in that fiscal year. Details of the fiscal year ended March 31, 2018 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2019	$12,269

At period end, it is estimated that the capital loss carryforwards would be $12,269 expiring by 2019 and $1,166,171, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$107,560,055	[1]

Gross unrealized appreciation	$4,063,237
Gross unrealized depreciation	(2,214,743)

Net unrealized appreciation	$1,848,494

1. The Federal tax cost of securities does not include cost of $6,010,423, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions.

See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

36      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

New Accounting Pronouncement. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager is evaluating the impacts of these changes on the financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information

37      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Minnesota	$—	$107,793,474	$—	$107,793,474
U.S. Possessions	—	1,615,075	—	1,615,075

Total Assets	$—	$109,408,549	$—	$109,408,549

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in

38      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

3. Securities Valuation (Continued)

the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as

39      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified

40      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

4. Investments and Risks (Continued)

level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to resell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $6,000,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $8,269,800.00 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $6,000,000 in short-term floating rate securities issued and outstanding at that date.

41      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 2,000,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission Tender Option Bond Series 2015- XF2020 Trust[3]	13.626%	1/1/35	$2,269,800

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 10% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $6,000,000 or 5.35% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

42      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

4. Investments and Risks (Continued)

At period end, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Sold securities	$668,202

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$2,622,620
Market Value	$1,433,075
Market Value as % of Net Assets	1.42%

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued

43      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended September 30, 2018		Year Ended March 31, 2018
	Shares	Amount	Shares	Amount
Class A
Sold[1]	67,676	$858,397	322,578	$4,113,590
Dividends and/or distributions reinvested	78,176	990,646	180,636	2,308,252
Redeemed	(931,553)	(11,829,610)	(1,489,014)	(19,012,329)

Net decrease	(785,701)	$(9,980,567)	(985,800)	$(12,590,487)

Class B
Sold	—	$—	38	$676
Dividends and/or distributions reinvested	45	559	1,885	23,911
Redeemed[1]	(16,688)	(211,173)	(71,907)	(914,065)

Net decrease	(16,643)	$(210,614)	(69,984)	$(889,478)

Class C
Sold	15,742	$199,548	76,456	$974,125
Dividends and/or distributions reinvested	30,989	392,152	68,147	869,757
Redeemed	(318,271)	(4,035,087)	(456,990)	(5,833,800)

Net decrease	(271,540)	$(3,443,387)	(312,387)	$(3,989,918)

Class Y
Sold	310,374	$3,937,081	1,023,248	$13,044,253
Dividends and/or distributions reinvested	39,526	500,836	75,765	967,941
Redeemed	(621,233)	(7,889,222)	(589,905)	(7,524,023)

Net increase (decrease)	(271,333)	$(3,451,305)	509,108	$6,488,171

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term

44      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

7. Purchases and Sales of Securities (Continued)

obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$54,993	$12,391,275

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule Effective October 15, 2018
Up to $500 million	0.40%
Next $500 million	0.35
Next $500 million	0.30
Over $1.5 billion	0.28

Fee Schedule Through October 14, 2018
Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40

The Fund’s effective management fee for the reporting period was 0.55% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active

45      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	—
Accumulated Liability as of September 30, 2018	549

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to

0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C shares, and had previously adopted a similar plan for Class B shares, pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based

46      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

sales charge of 0.75% on Class C shares’ daily net assets. The Fund paid the Distributor an annual asset-based sales charge of 0.75% on Class B shares prior to their Conversion Date. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets and previously paid this fee for Class B prior to their Conversion Date. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor[1]	Class C Contingent Deferred Sales Charges Retained by Distributor
September 30, 2018	$1,923	$—	$25	$80

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding interest and fees from borrowings and interest and related expenses from inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares, 1.55% of average annual net assets for Class C shares and 0.80% of average annual net assets for Class Y shares. Effective October 15, the rates will not exceed 0.70% of average annual net assets for Class A shares, 1.25% of average annual net assets for Class C shares and 0.45% of average annual net assets for Class Y shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$67,988
Class B	32
Class C	34,777
Class Y	3,512

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

47      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings. The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.13% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 2.2237%.

Details of the borrowings for the reporting period are as follows:

48      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

Average Daily Loan Balance	$2,555,738
Average Daily Interest Rate	2.176%
Fees Paid	$16,775
Interest Paid	$21,998

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.00% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

49      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowings and Other Financing (Continued)

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$9,890

10. Subsequent Event

On October 18, 2018, Massachusetts Mutual Life Insurance Company (“MassMutual”), an indirect corporate parent of the Sub-Adviser and the Manager announced that it has entered into a definitive agreement, whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser. As of the time of the announcement, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

50      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the Sub-Adviser’s portfolio managers and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

51      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Michael Camarella and Charles Pulire, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the muni Minnesota category. The Board noted that the Fund’s one-year performance was equal to its category median, although its three-year, five-year and ten-year performance was better than its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load muni Minnesota funds with comparable asset levels and distribution features. After discussions with the Board, the Adviser has agreed to contractually waive fees and/or reimburse the Fund for certain expenses so that the total annual fund operating expenses as a percentage of average daily net assets will not exceed the following annual rates: 0.70% for Class A shares, 1.25% for Class C shares, and 0.45% for Class Y. This contractual fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the prospectus, unless approved by the Board. The Board noted that the Fund’s contractual management fees and total expenses were higher than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their

52      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow. Based on the Board’s evaluation, the Manager agreed to a revised breakpoint schedule as negotiated by the Board that, effective October 15, 2018, the Fund will revise its breakpoints to the following: 0.55% of the first $500 million of average annual net assets, 0.50% of the next $500 million, 0.45% of the next $500 million and $40 of the average annual net assets over $1.5 billion.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2019. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

54      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. If the Fund (or an underlying fund in which the Fund invests) invests in real estate investment trusts (REITs) and/or master limited partnerships (MLPs), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and/or MLPs in which the Fund (or underlying fund) invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Municipal Fund	9/25/18	93.1%	0.0%	6.9%

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OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Elizabeth S. Mossow, Vice President
Richard A. Stein, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2018 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

•	Applications or other forms.
•	When you create a user ID and password for online account access.
•	When you enroll in eDocs Direct,SM our electronic document delivery service.
•	Your transactions with us, our affiliates or others.
•	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

57      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

PRIVACY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

•

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com

Call Us 800 225 5677

Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0585.001.0918 November 21, 2018

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	11/16/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	11/16/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer

Date:	11/16/2018